UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 7, 2013

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

            (b),(c) and (e). On May 2, 2013, the Board of Trustees of Vornado Realty Trust (the “Company”) appointed Joseph Macnow as the Company’s Chief Administrative Officer in addition to continuing his role as Executive Vice President – Finance.  Mr. Macnow served as Vornado’s Executive Vice President – Finance and Administration and Chief Financial Officer since 1985.

            The Board of Trustees, following discussion with the Board’s Audit Committee and Compensation Committee, has appointed Mr. Stephen W. Theriot as the Company’s Chief Financial Officer (principal financial officer and principal accounting officer), effective June 1, 2013.  Prior to joining the Company, Mr. Theriot had been a partner of Deloitte & Touche LLP, having been with Deloitte & Touche LLP since 1986.  Mr. Theriot most recently served as the Managing Partner of Deloitte’s Northeast real estate practice.

            Mr. Macnow will remain as the Company’s Chief Financial Officer until Mr. Theriot has assumed the position.

            Pursuant to an employment agreement with the Company, Mr. Theriot will receive a base salary of $1,000,000 and be entitled to a bonus for 2013 of not less than $500,000 (pro rated for the portion of the year served) in cash or in value of the Company’s equity (at the discretion of the Company).  Mr. Theriot’s employment will be terminable on 60 days’ notice by either the Company or Mr. Theriot, provided if the employment is terminated by the Company without cause or by Mr. Theriot with good reason, Mr. Theriot will be entitled to a severance payment equal to his then current base salary plus the average of the then preceding two years’ bonuses.  If such a termination occurs within the first two years of employment, the severance payment will not be less than $1,300,000.

            The Company’s independent registered accounting firm is Deloitte & Touche LLP.  Mr. Theriot has not been associated with the audit of the Company by Deloitte & Touche LLP since the audit for the year ended December 31, 2008.

            The Company is filing this Current Report on Form 8-K on the date on which it is first making a public announcement of the appointments described herein in accordance with the instruction to paragraph (c) of Item 5.02(c) which permits a delay in filing Form 8-K until the day on which the registrant otherwise makes public announcement of the appointment of the particular officer.

A copy of the Company’s press release, dated May 7, 2013, relating to these events is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company or Vornado Realty L.P. under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

99.1        Press release dated May 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: May 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: May 7, 2013

Exhibit Index

99.1     Press Release, dated May 7, 2013.